EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report on Form 10-Q/A of Ronco Corporation (the "Company") for the quarterly period ended on September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Evan J. Warshawsky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Evan J. Warshawsky

_______________________
Evan J. Warshawsky

December 6, 2005

The foregoing certification is made solely for the purpose of 18 U. S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.